EXHIBIT B

                      ELLISBURG-LEIDY NORTHEAST HUB COMPANY
                                  BALANCE SHEET
                                   (UNAUDITED)


                                                         At December 31, 1996
                                                         --------------------

CURRENT ASSETS
  Cash                                                         $2,329,336
  Accounts Receivable                                           4,150,137
  Inventory                                                       201,693
                                                               ----------

  Total Current Assets                                          6,681,166

PROPERTY & EQUIPMENT                                               28,812
                                                               ----------

  TOTAL ASSETS                                                 $6,709,978
                                                               ==========


CURRENT LIABILITIES
  Gas Purchase Payable                                         $6,263,071
  Transportation Payable                                         (110,029)
                                                               ----------

  Total Current Liabilities                                     6,153,042
                                                               ----------

  TOTAL LIABILITIES                                             6,153,042
                                                               ----------


EQUITY
  Contributed Capital - Hub Services, Inc.                        420,622
  Contributed Capital - Leidy Hub, Inc.                           136,314
                                                               ----------

  Total Equity                                                    556,936
                                                               ----------

  TOTAL LIABILITIES & EQUITY                                   $6,709,978
                                                               ==========